SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2002

SPEAR & JACKSON, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32013	91-2037081

(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Corporate Boulevard, Suite 314, Boca Raton, Florida 33431

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (561) 999-9011

MEGAPRO TOOLS, INC.

Former name or former address, if changed since last report)

Item 5. Other Events.

     On November 7, 2002, the name of the company was changed from Megapro Tools, Inc. to Spear & Jackson, Inc. (the “Company”) through the filing of a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEAR & JACKSON, INC.

By:	/s/ Dennis Crowley

Dennis Crowley Chief Executive Officer

DATED: December 3, 2002

3